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                                                                      EXHIBIT 10

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. SAID SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION, OR AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL TO THE HOLDER) AS TO AN EXEMPTION, FROM THE REGISTRATION PROVISIONS OF SAID ACT OR LAWS.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF A WARRANT PURCHASE AGREEMENT, DATED AS OF APRIL 15, 1996, BETWEEN MERIDIAN MEDICAL TECHNOLOGIES, INC., AS SUCCESSOR BY MERGER TO BRUNSWICK BIOMEDICAL CORPORATION (THE "COMPANY"), AND ING (U.S.) CAPITAL CORPORATION, FORMERLY KNOWN AS INTERNATIONALE NEDERLANDEN (U.S.) CAPITAL CORPORATION (ING"), AS AMENDED, AND A REGISTRATION RIGHTS AGREEMENT, DATED AS OF APRIL 15, 1996, AMONG THE COMPANY AND THE PURCHASERS IDENTIFIED IN EXHIBIT A ATTACHED THERETO, AS AMENDED, COPIES OF EACH OF WHICH ARE ON FILE AT THE MAIN OFFICE OF THE COMPANY. ANY SALE OR TRANSFER OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE IS
SUBJECT TO THE TERMS OF THOSE AGREEMENTS AND ANY SALE OR TRANSFER OF SUCH SECURITIES IN VIOLATION OF SAID AGREEMENTS SHALL BE INVALID.

Certificate No. - 1                                            90,912 Warrants

                              Warrant Certificate

                      MERIDIAN MEDICAL TECHNOLOGIES, INC.

     This Warrant Certificate certifies that ING (U.S.) CAPITAL CORPORATION, or registered assigns, is the registered holder of the number of Warrants (the "Warrants") set forth above to purchase shares of Class A Common Stock, par value $0.10 per share (the "Class A Common Stock"), of MERIDIAN MEDICAL TECHNOLOGIES, INC., a Delaware corporation and successor by merger to Brunswick Biomedical Corporation (the "Company"). Each Warrant entitles the holder upon exercise to receive from the Company one fully paid and nonassessable share of Common Stock (a "Warrant Share") at the initial exercise price (the "Exercise Price") of $11.00, payable in lawful money of the United States, upon surrender of this Warrant Certificate and payment of the Exercise Price, if applicable, at the office of the Company designated for such purpose, subject to the conditions set forth herein and in the Warrant Agreement referenced below. The Exercise Price and number and type of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events, as set forth in the Warrant Agreement. Each Warrant also entitles the holder to convert such Warrant into the number of Warrant Shares determined in accordance with Section 11(b) of the Warrant Agreement.

     The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Series B Warrants, and are issued or to be issued pursuant to a Warrant Purchase

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Agreement dated as of April 15, 1996, as amended by that certain First
Amendment to Warrant Purchase Agreement, dated as of October 25, 1996 (as amended or modified, the "Warrant Agreement"), duly executed and delivered by the Company and ING, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, obligations and duties hereunder of the Company and the holders of the Warrants (the words "holders" or "holder" meaning the registered holders or registered holder). A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

     The holder of Warrants evidenced by this Warrant Certificate may exercise such Warrants under and pursuant to the terms and conditions of the Warrant Agreement by surrendering this Warrant Certificate, with the form of election to purchase attached hereto (and by this reference made a part hereof) properly completed and executed, together with payment of the Exercise Price in cash at the office of the Company designated for such purpose. In the event that any exercise of Warrants evidenced hereby shall be for less than the total number of Warrants evidenced hereby, there shall be issued by the Company to the holder hereof or his or its registered assignee a new Warrant Certificate evidencing the number of Warrants not exercised.

     The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. If the Exercise Price is adjusted, the Warrant Agreement provides that the number of shares of Warrant Shares issuable upon the exercise of each Warrant shall be adjusted. No fractional shares of Warrant Shares will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

     The Holders of the Warrants are entitled to certain registration rights as set forth in a Registration Rights Agreement dated as of April 15, 1996, among the Company and the purchasers identified in Exhibit A attached thereto (as amended or modified, the "Registration Rights Agreement"). By acceptance of this Warrant Certificate, the Holder hereof agrees that upon exercise of any or all of the Warrants evidenced hereby, such Holder will be bound by the Registration Rights Agreement. A copy of the Registration Rights Agreement may be obtained by the holder hereof upon written request to the Company.

     Warrant Certificates, when surrendered at the office of the Company by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

     The Company may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing made hereon) for the purpose of any exercise hereof, of any distribution to the holder(s) hereof and for all other purposes, and the Company shall not be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a

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stockholder of the Company (other than the right to receive dividends and distributions as set forth in Section 18 of the Warrant Agreement).

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be signed by its duly authorized officer and has caused its corporate seal to be affixed hereunto or imprinted hereon.

Dated: November 20, 1996

                                    MERIDIAN MEDICAL TECHNOLOGIES, INC.




                                    By: /s/ James H. Miller
                                       ------------------------------------
                                         James H. Miller
                                         President

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                          FORM OF ELECTION TO PURCHASE

                   [To Be Executed Upon Exercise of Warrant]

The undersigned holder hereby represents that he or it is the registered holder of this Warrant Certificate, and hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive ____________ shares of Class A Common Stock, par value $.10 per share (the "Class A Common Stock"), of MERIDIAN MEDICAL TECHNOLOGIES, INC. (the "Company") and herewith tenders payment for such shares to the order of the Company in the amount of $___________ in accordance with the terms hereof. The undersigned requests that a certificate for such shares be registered in the name of the undersigned or his/its nominee hereinafter set forth, and further that such certificate be delivered to the undersigned at the address hereinafter set forth or to such other person or entity as is hereinafter set forth. If said number of shares is less than all of the shares of Class A Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of the undersigned or his/its nominee hereinafter set forth, and further that such Warrant Certificate be delivered to the undersigned at the address hereinafter set forth or to such other person or entity as is hereinafter set forth.

                    Certificate to be registered as follows:

                    Name:     ING (U.S.) Capital Corporation

                    Address:  135 East 57th Street
                              New York, New York  10022
                              Attn:  Chief Credit Officer

                    Certificate to be delivered as follows:

                    Name:     ING (U.S.) Capital Corporation

                    Address:  135 East 57th Street
                              New York, New York  10022
                              Attn:  Chief Credit Officer


Date:
     -----------------------


                                        ----------------------------------------
                                        (Signature must conform in all respects
                                        to the name of the holder as specified
                                        on the fact of the Warrant Certificate,
                                        unless Form of Assignment has been
                                        executed)

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                          FORM OF ELECTION TO CONVERT

                  [To Be Executed Upon Conversion of Warrant]

The undersigned holder hereby represents that he or it is the registered holder of this Warrant Certificate, and hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to convert the Warrants evidenced by this Warrant Certificate into____________ shares of Class A Common Stock, par value $.10 per share (the "Class A Common Stock"), of MERIDIAN MEDICAL TECHNOLOGIES, INC. (the "Company") and herewith tenders payment for such shares to the order of the Company in the amount of $___________ in accordance with the terms hereof. The undersigned requests that a certificate for such shares be registered in the name of the undersigned or his/its nominee hereinafter set forth, and further that such certificate be delivered to the undersigned at the address hereinafter set forth or to such other person or entity as is hereinafter set forth. If said number of shares is less than all of the shares of Class A Common Stock convertible hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of the undersigned or his/its nominee hereinafter set forth, and further that such Warrant Certificate be delivered to the undersigned at the address hereinafter set forth or to such other person or entity as is hereinafter set forth.

                    Certificate to be registered as follows:

                    Name:     ING (U.S.) Capital Corporation

                    Address:  135 East 57th Street
                              New York, New York  10022
                              Attn:  Chief Credit Officer

                    Certificate to be delivered as follows:

                    Name:     ING (U.S.) Capital Corporation

                    Address:  135 East 57th Street
                              New York, New York  10022
                              Attn:  Chief Credit Officer


Date:
     --------------------



                                        ----------------------------------------
                                        (Signature must conform in all respects
                                        to the name of the holder as specified
                                        on the fact of the Warrant Certificate,
                                        unless Form of Assignment has been
                                        executed)



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                               FORM OF ASSIGNMENT

                   [To be executed upon Transfer of Warrant]


     FOR VALUE RECEIVED, the undersigned registered holder of the enclosed Warrant Certificate hereby sells, assigns and transfers unto ________________________________________ the right represented by such Warrant
Certificate to purchase _____________ shares of Class A Common Stock of MERIDIAN MEDICAL TECHNOLOGIES, INC. to which such Warrant Certificate relates, and appoints __________________ _______________________________ Attorney to
make such transfer on the books of MERIDIAN MEDICAL TECHNOLOGIES, INC. maintained for such purpose, with full power of substitution in the premises.



Date:
     -------------------
                                        ----------------------------------------
                                        (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of the Warrant Certificate)



                                        ----------------------------------------
                                        (Street Address)


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                                        (City)       (State)      (Zip Code)